Exhibit 99.2

Category Leader in Ground T r an s po r tat i on M ana g e m ent N o ve m b e r 202 1

2 DISCLAIMER This investor presentation (this “Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”) between Rosecliff Acquisiiton Corp I (“SPAC” or “Rosecliff”) and GT Gettaxi Limited and its subsidiaries (“the Company”). The infor mation contained herein does no t purpor t to be all - inclusive and none of Rosecliff, the Co mpany or their respective directors, officers, stockholders or a ffil iates makes any representation or warranty, express or impl ied, as to the accuracy, completeness or reliab ility of the infor mation contained in this Presentation or any o ther written or oral com munication communicated to the recipient in the course of the recipient's evaluation of the Company or Rosecliff. The information contained herein is preliminary and is subject to change and such changes may be material. This Presentation and information contained herein constitute confidential information and is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of Rosecliff and the Company and is intended for the recipient hereof only. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Business Combination or the accuracy or adequacy of this Presentation. N o O ffe r o r S o li c i tat i o n This Presenta tion does not constitu te (i) a solici tation of a proxy, consent or au thorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell , a solicita tion ofan offer to buy , or a recom mendation to purchase any security of Rosecliff , the Company, or any of their respective a ff iliates . You should not construe the contents of th is Presenta tion as legal, tax, accounting or investment advice or a recommenda tion. You should consult your own counsel and tax and f inancial advisors as to legal and rela ted mat ters concerning the ma tters described herein , and , by accepting th is Presenta tion, you confirm that you are not relying upon the informa tion contained herein to make any decision. The distribu tion of this Presentation may a lso be restricted by law and persons into whose possession this Presentation comes should inform the mselves about and observe any such restrictions. The recipient acknowledges tha t it is (a) aware that the United S tates securities laws prohibit any person who has ma terial, non - public in forma tion concerning a company from purchasing or selling securities of such company or from co mmunicating such in forma tion to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) fa miliar with the Securi ties Exchange Act of 1934, as a mended, and the rules and regulations promulga ted thereunder (collectively, the "Exchange Act"), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b - 5 thereunder. This Presenta tion and any o ffer of securities if made subsequently are directed only at persons (I) ou tside the Uni ted Kingdom ; (II) in any Me mber Sta te of the European Economic Area , who are “quali fied investors” as defined in Ar tic le 2(e) of Regulation (EU) 2017 /1129 (the “ Prospectus Regulation”) ; and (I II) in the Uni ted Kingdo m, who are “qualified investors” as defined in the Prospectus Regulation as it for ms part of do mestic law by virtue of the European Union (Withdrawal) Act 2018 , who are also (i) investmen t professionals fa lling within Ar tic le 19 (5) of the Financial Services and Markets Act 2000 ( Financial Promo tion) Order 2005 , as a mended ( the “Order”), or (i i) persons fal ling wi thin Ar tic le 49 (2)(a) to (d) (“high net worth companies, unincorporated associations e tc . ”) of the Order (al l such persons toge ther being referred to as “Relevant Persons”) . This Presentation and any offer ofsecurities if made subsequently is directed only at Relevant Persons and must not be acted on or relied on by persons who are not Relevant Persons . Any investmen t or investmen t activi ty to which the information contained in this Presentation relates is available only to Relevant Persons and will be engaged in only with Relevant Persons . Forward - Looking Statements Certain sta temen ts in this Presenta tion may be considered “forward - looking s tate ments” wi thin the meaning of the “safe harbor” provisions of the United Sta tes Private Securities Li tigat ion Re form Act of 1995. Forward - looking sta temen ts generally relate to fu ture events or Rosecliff's or the Company’s fu ture financial or operating perfor mance. For example, projections of fu ture Revenue are forward - looking statemen ts. In some cases, you can identify forward - looking statemen ts by terminology such as “may,” “should,” “expect,” “intend ,” “will,” “estima te,” “anticipa te,” “believe ,” “predict,” “poten tial” or “continue ,” or the nega tives of these terms or variations of them or si milar ter minology. Such forward - looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward - looking s tate ments are based upon estima tes and assumptions tha t, while considered reasonable by Rosecliff and i ts managemen t, and the Company and its managemen t, are inherently uncertain . Factors that may cause actual results to di ffer ma terially from current expectations include, but are not li mited to : (1) the occurrence ofany event, change or other circumstances that could give rise to the ter mination ofnego tiat ions and any subsequent definitive agreemen ts with respect to the Business Combination ; (2) the outcome ofany lega l proceedings that may be insti tuted against Rosecliff, the Co mpany, the combined co mpany or o thers fol lowing the announcemen t of the Business Combina tion and any defini tive agreemen ts wi th respect there to ; (3) the inab ility to comple te the Business Combina tion due to the fai lure to ob tain approval of the shareholders of Rosecliff, to ob tain financing to comple te the Business Combina tion or to satisfy o ther conditions to closing ; (4) changes to the proposed structure of the Business Comb ination tha t may be required or appropriate as a result ofappl icable laws or regula tions or as a condi tion to ob taining regulatory approval of the Business Combina tion ; (5) the abil ity to meet the stock exchange’s lis ting standards fo llowing the consum mation of the Business Comb ination ; (6) the risk that the Business Comb ination disrupts current p lans and opera tions of Rosecliff or the Co mpany as a result of the announcement and consummation of the Business Combina tion ; (7) the abil ity to recognize the an tic ipated bene fits of the Business Combina tion , which may be affected by , a mong o ther things, competi tion , the abi lity of the combined company to grow and manage growth profi tably, main tain relationships wi th custo mers and suppliers and retain its managemen t and key employees ; (8) costs rela ted to the Business Combina tion ; (9) changes in app licable laws or regulations and delays in obtaining , adverse conditions contained in , or the inabil ity to ob tain regulatory approvals required to comple te the Business Combina tion ; (10) the Co mpany’s esti mates of expenses and pro fitabi lity and underlying assumptions with respect to stockholder redemp tions and purchase price and o ther adjus tmen ts ; (11) the possibili ty that Rosecliff or the Company may be adversely a ffected by o ther econo mic, business and/or competi tive factors ; (12) the Company’s estima tes of our financial per formance ; and (13) other risks and uncertainties set for th in the section en titled “Risk Factors” and “Cautionary Note Regarding Forward Looking Statements” in the proxy statement relating to the Business Combination . Nothing in th is Presenta tion should be regarded as a representa tion by any person that the forward - looking s tate ments se t forth herein wi ll be achieved or tha tany of the conte mplated results of such forward - looking sta temen ts will be achieved . You should no tplace undue rel iance on forward - looking sta temen ts, which speak only as of the da te they are made . Neither Rosecliff nor the Company undertakes any duty to update these forward - looking statements . Financial Information The f inancial in forma tion con tained in this Presentation has been taken from or prepared based on the historical financial state ments of the Company for the periods presented. The Company’s his torical f inancial in forma tion is prepared in accordance with In ternational Financial Reporting S tandards (“IFR S”). Such informa tion has not been audited in accordance with e ither Pub lic Co mpany Oversight Board (“ PCAO B”) standards. We cannot assure you tha t, had the financial sta temen ts been complian t wi th Regulation S - X under the Securities Ac tof 1933, as amended , and the regula tions of the SEC promu lgated thereunder or audi ted in accordance with PC AOB standards, there would not be di fferences and such differences could be ma terial. An audit of the Company’s financial sta temen ts in accordance with PCAO B standards is in process and wi ll be included in the proxy state ment rela ting to the Business Comb ination . Accordingly, there may be ma terial dif ferences between the presentation of the financial in forma tion included in the Presentation and in the proxy statement. Non - IFRS Financial Measures This Presenta tion includes certain financial measures not presented in accordance with IFR S including , but not li mi ted to, Direct Gross Pro fit , Contribution Profi t, Contribu tion Margin , EB ITD A, E BITDA Margin , Segmen tal E BITDA and Segmen tal E BITDA Margin . These non - IFRS f inancial measures are no t measures of financial per formance in accordance with IFRS and may exclude ite ms tha t are signi ficant in understand ing and assessing the Company’s financial results . Therefore , these measures should no t be considered in isola tion or as an al ternative to net income , cash flows from opera tions or o ther measures of profi tabili ty, liquidi ty or per formance under IFR S. You should be aware that the Company’s presentation of these measures may not be comparable to similarly - titled measures used by other companies. The Company believes these non - IFR S measures of financial results provide use ful informa tion to manage ment and investors regarding certain financial and business trends rela ting to the Co mpany’s f inancial condi tion and results ofopera tions. The Company bel ieves tha t the use of these non - IFRS f inancial measures provides an addi tional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s f inancial measures with o ther si milar compan ies, many of which present similar non - IFR S financial measures to investors . These non - IFR S financial measures are subject to inherent limi tat ions as they reflect the exercise of judgmen ts by manage ment about which expense and income are excluded or included in de termining these non - IFRS financial measures . Please refer to foo tnotes where presented on each page of this Presentation or to the appendix found at the end of this Presenta tion for a reconciliation of these measures to what the Company believes are the most directly comparable measures evaluated in accordance with IFRS . This Presenta tion also includes certain projections of non - IFRS financial measures . Due to the high variabili ty and di fficul ty in making accurate forecasts and projections of some of the infor mation excluded from these projected measures, toge ther wi th some of the excluded informa tion not being ascertainable or accessible, the Company is unab le to quanti fy certain amounts that would be required to be included in the most directly comparable IFRS financial measures without unreasonable effort . Consequently, no disclosure of estimated comparable IFRS measures is included and no reconciliation of the forward - looking non - IFRS financial measures is included . U s e o f P r o j ect i ons This Presenta tion contains financial forecasts with respect to our projected financial results, including Market sizes, Gross Merchandise Value (“G MV”), Net Revenue, Direct Gross Profi t, Gross Margin , Con tribution Pro fit , EB ITD A, Adjus ted EB ITDA and Seg mental E BITDA . The Company’s independent auditors have not audi ted, reviewed, comp iled or performed any procedures with respect to the projections for the purpose of their inclusion in th is Presenta tion , and accordingly, they did not express an opinion or provide any other for m ofassurance with respect thereto for the purpose of this Presentation . As discussed under “Financial Informa tion” above, a ll financial infor mation , including the projec ted in forma tion, was prepared in accordance with IFRS . These projections should no tbe relied upon as be ing necessarily indicative of future results . The assump tions and esti mates underlying the prospective financial in formation are inherently uncertain and are subject to a wide variety of significant business, economic and competi tive risks and uncerta inties that could cause actual results to dif fer material ly fro m those contained in the prospective f inancial in forma tion . Accordingly, there can be no assurance tha t the prospective results are indicative of the fu ture perfor mance of the Co mpany or that actual results wi ll no t dif fer materially fro m those presented in the prospective financial in formation or tha t the prospective financial infor mation will be the same as that presented in the proxy statement related to the Business Combination . Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved . Industry and Market Data; Trademarks In th is Presenta tion, Rosecliff and the Company rely on and re fer to certain infor mation and sta tistics ob tained from third - party sources which they believe to be reliable , including reports by market research f irms. Neither Rosecliff nor the Company have independently veri fied the accuracy or completeness ofany such third - party in forma tion. You are cautioned not to give undue weight to such industry and market data. This Presenta tion may contain trademarks, service marks, trade na mes and copyrights of other companies, which are property of their respective owners. Solely for convenience, so me of the trademarks, service marks, trade na mes and copyrights referred to in this Presentation may be lis ted wi thout the T M, S M, (c) or (r) symbols, but Rosecliff and the Co mpany will assert, to the fullest extent under applicable law, the right of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Additional Information and Where to Find It This document rela tes to a proposed transaction between the Company and SP AC. This documen t does not consti tute an o ffer to sell or exchange, or the solicita tion of an o ffer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such o ffer , sale or exchange would be un lawful prior to regis tration or quali fication under the securities laws of any such jurisdiction . SP AC in tends to file a registra tion s tate ment on For m S - 4 that will include a proxy state ment of S PAC and a prospectus of S PAC . The proxy state ment/prospectus will be sent to all S PAC and The Co mpany stockholders . S PAC also wil l file other docu ments regarding the proposed transaction with the S EC . Be fore making any voting decision, investors and security holders of S PAC and The Company are urged to read the registration state ment, the proxy statemen t/prospectus and all other relevant documen ts filed or tha twi ll be f iled wi th the SEC in connection with the proposed transaction as they become available because they will contain impor tant infor mation about the proposed transaction . Investors and security holders wi ll be able to obtain free copies of the proxy sta temen t/prospectus and all o ther relevan t documen ts filed or tha twi ll be f iled wi th the S EC by SP AC through the website ma intained by the SEC at www . sec . gov . In add ition , the docu ments filed by S PAC may be ob tained free of charge from SP AC’s website at www . rosecliff . com or by written request to SPAC at Rosecliff Acquisition Corp I, 767 5 th Avenue 34 th Floor, New York, NY 10153 . Participants in Solicitation SPAC and the Company and the ir respective directors and o fficers may be deemed to be par tic ipants in the solicitat ion ofproxies from S PAC’s stockholders in connection with the proposed transaction. In formation abou t SP AC’s directors and executive o ff icers and their ownership of SP AC’s securities is set for th in SP AC’s f ilings wi th the S EC, including SP AC’s Registration S tate ment on Form S - 1, which was f iled with the SEC on January 27, 2021 , as a mended. To the extent that holdings of SP AC’s securities have changed since the amoun ts prin ted in S PAC’s Registration Sta temen t on Form S - 1 , such changes have been or wil l be re flected on S tate ments of Change in Ownership on Form 4 fi led wi th the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Introduction by CEO of Rosecliff Acquisition Corp. I B us i n e ss O v e r v i e w b y C E O o f G e t t Market Opportunity, Geographic Expansion and Product Overview by COO of Gett Financial Overview by CFO of Gett Q&A A g en d a 3

4 O u r a s p i r at i o n i s to b e c o m e t h e sta n d a r d i n c o r po r ate g r ou n d t r a n s p o r tat i o n s p e n d m a n a g e me n t , a $ 1 0 0 B + c a te go r y

Unique Fit with Rosecliff Acquisition Corp. I

Rosecliff at a Glance

- ✔ Rosecliff Ventures is an investment management firm with over $1B AUM and 100+ portfolio companies
- ✔ Collectively as a team, we are a combination of managers, entrepreneurs, investors and financial industry experts
- ✔ Our objective is to generate attractive returns for stockholders by actively supporting the next generation of exceptional public companies
- ✔ Targets companies that have a significant addressable market, dynamic management team, long term growth prospects and sustainable differentiation
- ✔ $253M in trust

Key Differentiators

- ✔ Rosecliff brings experience and access to C-level decision-makers at Fortune 500 companies and operating officers across corporate America, which is highly complementary to Gett's growth strategy
- ✔ Our president built Zimmerman Advertising - one of the largest advertising agencies in the US and a great example of a large enterprise that Gett's solution is designed for
- ✔ Our core strength is taking creative B2B ideas, scaling them across corporate America and boosting B2B sales
- ✔ Rosecliff Ventures has an extensive track record of developing and investing in technology businesses

Management



Michael Murphy
- Chief Executive Officer, Founder of Rosecliff ($1.1B AUM)
- Angel investor and serial entrepreneur with over 25 years of experience within the technology and financial services industry
- Investor in several high profile, venture backed businesses including: WheelsUP, Postmates, Allbirds, Roman, Thirty Madison, PIPE and Kyte



Brian Radecki
- Chairman of the Board
- 20+ years of experience as a public company CFO (CoStar)
- Board Member, ACV Auctions
- Board of Directors, WheelsUP



Jordan Zimmerman
- President
- Chairman & Founder of Zimmerman Advertising (7th largest ad agency with $3B in bookings)
- Extensive experience with B2B enterprise companies
- Strong relationships with Fortune 500 executives and extensive experience of working with companies such as AutoNation, McDonald's, Office Depot, Planet Fitness and Papa John's



Kieran Goodwin
- Chief Financial Officer
- Founder of Panning Capital Management, L.P. ($1.1B AUM)
- Former Head of Trading at King Street Capital Management ($20.4B AUM)



Heather Bellini
- Independent Director, CFO of Deep Instinct, successfully raised $175M
- Former Managing Director & Partner at Goldman Sachs leading the Technology Research Group
- Direct access to equity research at bulge bracket banks

5

Gett + Rosecliff: A Value-Add Partnership

Gett.

UNIQUE BUSINESS MODEL IN SIZABLE, UNTOUCHED MARKET

- ✓ Gett is a technology platform primarily focused on corporate Ground Transportation Management (GTM), a market worth $100B globally
- ✓ Gett is the GTM category leader, serving over a quarter of the Fortune 500 companies
- ✓ Gett's cloud-based software aggregates existing transportation providers (corporate fleet, ride-hailing, taxi, and limos) into one single platform, helping businesses manage all of their ground transportation spend, saving businesses time and money
- ✓ Gett is building the global grid of ground transportation, embracing the entire World, connecting the dots, similar to telephony and internet grids
- ✓ At Gett, we are inspired to become the standard in corporate ground transportation

+

ROSECLIFF

DOMAIN EXPERTISE & TRACK RECORD

- ✓ Enduring relationships with leading technology companies and their founders offer an exclusive network to Gett
- ✓ Extensive experience in both private and public markets provides Gett insight and guidance on best practices for financial, operational and regulatory decisions
- ✓ Delivers direct access to corporate America's executive offices that will streamline Gett's US market entry and broader expansion initiatives
- ✓ Highly relevant transaction experience across the management team will guide Gett during the transaction to achieve an optimal outcome

BY LEVERAGING ROSECLIFF'S TRANSACTION AND INDUSTRY EXPERIENCE, GETT WILL CAPITALIZE ON ITS ACCELERATION AND POSITIONING WITHIN THE B2B MARKETPLACE WITH AN AIM TO SIGNIFICANTLY INCREASE VALUE FOR ALL SHAREHOLDERS

Brian Radecki
WheelsUP
SKILLZ
CoStar acquisitions and IPO
ACV Auctions IPO

Jordan Zimmerman
Trademarked advertising strategy "Brandtailing" and deployed with companies, such as Advance America and Carfax, to increase market share and brand awareness

Michael Murphy
WheelsUP
Allbirds
Postmates
Ro, Thirty Madison, PIPE, Petal Card

Heather Bellini
Coverage universe comprised of 25+ software & internet companies, including Workday, Microsoft, Salesforce, and Snowflake

6

Transaction Summary

Transaction Highlights

- Pro Forma Enterprise Value of $1B implying 8.6x 2022E Direct Gross Profit multiple
- Transaction will result in approximately $248M[1] of cash added to Gett's balance sheet for product development, general corporate purposes, and debt repayment
- $30M common equity PIPE at $10.00 per share from Rosecliff sponsors and existing Gett shareholders
- Assuming no redemptions, existing Gett shareholders will own 72.6% of the pro forma company (assuming no dilution from warrants)

Illustrative Pro Forma Valuation

In $M

	Pre-Money	Post-Money
Share Price at Closing	**$10.00**	**$10.00**
Shares Outstanding (M)	82.1	115.0[2]
Equity Value[3]	**$821**	**$1,151**
Existing Net Debt / (Cash)[4]	$130	$130
Less: Cash Raised[1]	--	($248)
Enterprise Value	**$950**	**$1,032**
EV / 2022E Direct Gross Profit[5]	7.9x	8.6x

Attractive Valuation Compared to Trading Peers

EV / 2022E Direct Gross Profit[5]



8.6x[6]
15.0x
11.6x
21.1x
Gett.
Combined Peers Median[7]
High Growth Marketplaces Median[8]
Transactional Software Median[9]

Pro Forma Ownership @ $10 / Share



22.0%
5.4%
72.6%
Rosecliff Public Shareholders[10]
Rosecliff Sponsors[11]
Existing Gett Shareholders[12]

Sources of Funds

In $M

Cash Held in Trust[10]	$253
Existing Shareholders Equity Rollover	$821
Existing Shareholders PIPE Investment	$15
Rosecliff Sponsor PIPE Investment	$15
Total Sources	**$1,104**

Uses of Funds

In $M

Existing Shareholders Equity Rollover	$821
Cash to Balance Sheet[1]	$248
Est. Transaction Fees & Expenses	$35
Total Uses	**$1,104**

Source: Company data, Capital IQ estimates as of 11/9/2021

Notes: (1) Includes $253M from trust account (assuming no redemptions) and $30M PIPE comprising commitment from Rosecliff sponsors and existing Gett shareholders. Net of estimated transaction fees and expenses of $35M; (2) Excludes 25% of existing sponsor shares subject to earn out. Does not account for dilution from warrants or Equity Incentive Plan. A portion of share consideration to existing shareholders may be deferred and issued up to two years post-closing; (3) Pre-Money Enterprise Value of $950M minus Net Debt of $130M as of 30 September 2021. Net Debt presented in the table assumed to be equal to Net Debt as of 30 September 2021 for illustrative purposes; (4) Unaudited Net Debt figure as of 30 September 2021; (5) Direct Gross Profit is a non-IFRS metric. Numbers shown include opportunistic efforts; (6) Based on Pro Forma Enterprise Value, which accounts for dilution from sponsor promote; (7) Includes Allegro, Fiverr, Mercadolibre, The Trade Desk, Upwork, Etsy, Avalara, Billtrust, Bill.com, Coupa and Olo; (8) Includes Allegro, Fiverr, Mercadolibre, The Trade Desk, Upwork and Etsy; (9) Includes Avalara, Billtrust, Bill.com, Coupa and Olo; (10) Assuming no redemptions; (11) Assuming $15M PIPE investment from Rosecliff sponsors plus 75% of existing sponsor shares (25% of existing sponsor shares to be subject to earn out); (12) Assuming $15M PIPE investment from existing Gett shareholders. Does not account for dilution from sponsor shares subject to earn out, warrants or Equity Incentive Plan

7

This journey, as a single fleet operator, servicing B2B clients allowed us to discover much bigger problems our clients felt managing multiple transportation vendors. This is how we produced a solution which aggregates all different vendors on one single platform and controls the entire ground transportation spend for corporates . Since 2017, we are leading this new category which we believe we created. Founded in 2010, we began as a B2C/B2B business and have built a market - leading position in Israel which remains profitable and fast growing . Global Reach S ca l e B2B Spend Management 9

Gett Created a New Category and Dominates It i n a L a r g e, O u t d ated a n d I n eff i c i e n t M a r ket Ground Transportation Management (GTM) Category Leader Gett allows our corporate customers to manage all their ground transportation spend by connecting them to a global grid of thousands of ground transportation providers via a single, cloud - based software platform Source: Company data, third party consultant, Euromonitor International Ltd. (Travel 2021 Edition, numbers extracted in September 2021), Market Research Notes: (1) Including B2B passenger car rental and leasing; (2) Includes mark - up charged from enterprises on top of driver fare and take rate from driver fare; Direct Gross Profit is a non - IFRS metric; (3) Calculated as corporate ground transportation market (excluding B2B passenger car rental and leasing) in US, UK, Israel, Germany, France, Italy, Spain and Russia multiplied by 15% long term take rate. Numbers exclude B2B passenger car rental and leasing; (4) Numbers shown include opportunistic efforts (5) GMV is a non - IFRS metric; (6) As of Q2 2021. Based on comparison of quarterly GMV generated by enterprise clients that were activein a given quarter and respective quarter 12 monthsago; (7) Numbers shown are organic (exclude opportunistic efforts) of companies from the F o r t un e 50 0 a r e ou r c li e n t s > 25 % Dollar expansion rate (4)(6) 11 4% 2022E Direct Gross Profit (2)(4) $ 1 2 1M + P o s i t i v e S e g m e n t a l EBITDA since 2020 C A G R i n 202 1 E - 2023 E Direct Gross Profit (2)(7) 44% Total Company EBITDA Expected to Be Positive for Entire 2023 $ 656 M 2022E GMV (4)(5) Cars available through our 1 , 7 00 + p a r t n e r f l ee t s o n the platform 3 M + 2022E Revenue (4) $ 33 5 M Global corporate ground transportation market (1) $ 1 0 0 B + S p e n d p o t e n t i a l i n 8 n e a r term focus markets (3) $ 26 B S h a do w co s t s s a v i n g s p o t e n t i a l f o r o u r c o r p o r a t e c li e n t s Up to 49% 10

Strong Value Proposition on All Sides of Our B2B Marketplace

- Asset-light, cloud-based software
- Truly global offering
- Saving 23-49% of shadow cost[(1)]
- Partnering with ground transportation vendors rather than competing
- Immense capacity with 3M+ cars on the platform currently

CORPORATE RIDERS

4.92 (out of 5) User Satisfaction



- All vendors in one app
- Seamless expensing
- Ease of policy compliance
- Unprecedented value of fastest pickup times or better budget spend

Gett.

CORPORATE FLEETS

1,700+ Partner Fleets
3M+ Cars

- Access to high quality captive demand
- Zero CAC
- Average checks >2x higher vs. B2C

CORPORATIONS

25%+ of Fortune 500

- One stop shop with all vendors
- Up to 49% spend reduction
- Controls, reports and security

11

Source: Company data, third party analysis, App Store
Note: (1) Refers to costs that are not visible to the corporate

P o te n t i al f o r St r on g G r o wth at Sca l e 12 Revenue $M 299 488 38 125 162 190 337 613 2020A 2021E 2022E 2023E 2020A 2021E 2022E 2023E Organic O ppo r t u n i s t i c E ff o r t s Organic O ppo r t u n i s t i c E ff o r t s 113 152 8 25 76 85 121 177 Direct Gross Profit (1) $M Source: Company data Note: (1) Includes mark - up charged from enterprises on top of driver fare and take rate from driver fare; Direct Gross Profit is a non - IFRS metric. 3.8x 56% CAGR From 2020A - 2023E 2.3x 33% CAGR From 2020A - 2023E

The Opportunity Corporate ground transportation is big, but it is a mess 13

32% 41% 27% Entire Ground Transportation Spend (1) Is Spread across Several Types of S upp l y a n d T e n s o f Th o u sa n d s o f V e n d o r s Typical Ground Transportation Portfolio of a Large Enterprise Company Includes 20 - 60 Vendors Globally NORAM EMEA L A T A M A P A C Licensed Taxis R i d e S h a r i n g / Ride - Hailing B l ac k C a r s, Limo & Chauffeur 14 R i d e - H a ili n g T a x i Black Cars, Limos and Chauffeurs 32% 25% 24% 42% 21% 16% 10% 83% 8% 5% 95% 31% 43% 67% 74% 18% 58% 50% 44% 33% 13% 11% S ou r c e : T h i r d pa r t y d a t a Notes: (1) As of 2019. Based on third party estimates (2) By spend. Based on third party estimates (3) Represents each country’s immediately addressable market (in $ millions) Ext r e m e l y F r a g m e n ted G r oun d T r a n s p o r ta t i o n S upp l y 5 , 000+ v end ors 2 0 , 0 0 0+ v e n d ors 1 5 + v e n d ors Taxi Ride - Hailing Black Cars, Limos and Chauffeurs Market Reality: Actual Corporate Spend Goes Across Multiple Supply Layers and Tens of Thousands of Vendors. A T y p i c a l C o m p a ny U s e s 20 - 6 0 F l ee t V e nd ors G l ob a ll y . Global Corporate Ground Transportation Market Breakdown in 2019 (2) $17,800M (3) $2,600M (3) $1,000M (3) $400M (3) $800M (3) $500M (3) $1,600M (3) $1,700M (3)

… Analog, Inefficient and Outdated Legacy Workflows

Currently, all of the processes are broken across the entire journey from planning and booking to riding and reporting



Planning
Booking
On-Trip
Management
Highly fragmented ground transportation supply
Ride requests via web forms, email or phone disconnected from end corporate rider experience
Long processing without real-time feedback
Multiple booking desks
Inconsistent global policies and procedures
Ride details
Manual interaction between riders
Travel updates
Fragmented supply with multiple vendors with no / low grade technology platform and expertise
Manual or semi-automatic vendor management
Pick-up inefficiencies due to no real-time driver-rider interface
Lack of automated feedback for vendor quality control
Lack of in-ride corporate rider support
No corporate rider location visibility / lack of duty of care
Travel policy violations and uncontrolled charges
Inconsistent reports with no integration into enterprise resource planning system
Billing and invoicing inefficiencies
Paper expense reports, receipts and vouchers still exist

15

Travel Leaders share their views on the state of the Ground Travel category in corporates. NYC | L o n d o n | B e r l i n 2021 Link to the video https://vimeo.com/564098136/834f38ddb4 16

Aggregation and Spend Management on a Single Enterprise Marketplace Software Platform

Supply Aggregation


Gett.

- Aggregating a multitude of ground transportation vendors into a single platform
- Global coverage

Spend Management


Gett.

- Reduction of corporate ground transportation spend by up to 49%
- Back-office overhead reduction
- Transformation of a large bulk of expenses into digital
- Enforcement of travel policy compliance and fraud prevention

Saving time and money

18

9/10 Top Investment Banks (1) 3/4 Top Consultancies (2) 4/4 Big Four Accounting Firms 8/10 Top Law Firms (3) 8/10 Most Valuable Brands (4) 4/5 FAANG Gett is Trusted by the Leading Global Companies and Already Helps >25% of the Fortune 500 Companies Save Time and Money Notes: (1) Based on Financial Times league table as of March 2021 (2) Based on Vault ranking as of August 2020 (3) Based on 2022 Vault law 100 ranking (4) Based on Forbes ranking for 2020 19

Benefitting every stakeholder



Gett's Solution Appeals to Key Enterprise Decision-makers

Decision-maker	Benefit
Head of Procurement	Single platform aggregating all ground transportation vendors
Chief Financial Officer	23 - 49% reduction in corporate ground transportation spend
Chief Digital Officer	Data security and transformation of a large bulk of expenses into digital
Head of HR	Seamless employee / corporate rider experience
CEO, CFO, HR, Procurement	Duty of care Green / sustainability agenda Standardization of global processes and enforcement of travel policy

20

Gett’s Solution Allows Corporate Clients to Reduce Ground T r a n s po r t at i o n S p e n d b y u p to 49% A nnu a ll y Illustrative Potential Annual Savings of an Enterprise Client with 2,500 Corporate Riders (1) A ve r a g e S av i ng s C u rr e n t S p e n d Savings Annual savings ( p r e - G e t t f ee) $113k - $212k $92k - $155k $756k - $1,075k $1.2M - $2.6M 23% – 49% $5.4M $5 M o n f a r e s + $367 k o n r e c e i p t processing 15 – 22% $1 - 2/receipt $1 - 1 . 5 / r e c eip t Travel policy compliance 5 – 24% $239k - $1,187k R eal t i m e p r i ce comparison 3 Back - office efficiencies C o r po r a t e r i d er efficiencies (front office employee time) 1 2 4 Source: Company data Notes: (1) Assumes 2,500 corporate riders, with each rider taking 40 rides per year with an average fare of $50. Presented for illustrative purposes only 21

22 Big Four Audit Firm “Gett has been instrumental in reducing our total cost of ground transportation - we got rid of abuse and minimized back - office overheads. Given our higher employee satisfaction rates, this is definitely a win - win. Outstanding.” Senior Partner Gett’s software enabled a reduction in travel policy violation and uncontrolled charges Up to 49% ANNUAL SAVINGS

How Big Could the GTM Opportunity Be?


Online Travel
B2C
Booking.com
airbnb
Expedia
Ctrip
>$285B(1)
Total valuation(2)
B2B
amadeus
BCD travel
TripActions
CWT
Sabre
>$100B(3)
Total valuation(2)
Online Transportation
B2C
Uber
Grab
lyft
DiDi
Bolt
>$240B(4)
Total valuation(2)
B2B
Gett.
?
Total valuation

Size of the bubble corresponds to the company's valuation

Source: Capital IQ, Pitchbook, public sources

Notes:
(1) Figure includes valuation of Booking.com, Airbnb, TripAdvisor, Ctrip, Expedia, MakeMyTrip, Despegar, eDreams, Trivago and lastminute.com
(2) All valuations represent market capitalization of the companies as of 8-October-2021 except of the following: valuation for CWT and BCD Travel assumes indicative total transaction value multiple of 1x for illustrative purposes; valuation for Travelport acquisition by Siris Capital Group and Evergreen Capital closed in May 2019; valuation for TripActions at Series F round raised in October 2021; valuation for Global Business Travel potential deal with Carlyle and GIC in May 2020; valuation for Bolt at Series D round raised in December 2020
(3) Figure includes valuation of Amadeus, CWT, BCD Travel, Sabre, Travelport, TripActions, Global Business Travel and TravelPark
(4) Figure includes valuation of Uber, Grab, DiDi, Bolt, Cabify and Lyft

23

Large Addressable Market of $100B+ Globally



$101B
Global corporate ground transportation (including B2B passenger car rental and leasing)(1)(2)
$51B
Global corporate ground transportation market (excluding B2B passenger car rental and leasing)(1)
$26B
Corporate ground transportation in eight focus markets (excluding B2B passenger car rental and leasing)(1)

Ground transportation includes taxi, ride hailing, chauffeur & limousine services

Only in cities with population of 500k+ inhabitants

Corporate Ground Transportation is $100B+ market[(2)]

Global corporate GTM is expected to grow at a CAGR of 18% between 2019 – 2025E[(2)]

Gett's solution addresses needs of all types of corporates tapping into entire corporate ground transportation spend[(3)]

Source: Company data, third party consultant, Euromonitor International Ltd. (Travel 2021 Edition, numbers extracted in September 2021), Market Research

Notes:

(1) All data is 2019 unless stated otherwise; B2B passenger car leasing excludes heavy trucks leasing. (2)Total market is estimated based on sum of third-party data for corporate ground transportation market (excluding B2B passenger car rental and leasing); B2B passenger car rental market based on Euromonitor International Ltd. data (Travel 2021 Edition, numbers extracted in September 2021) and B2B passenger car leasing market based on Market Research data; (3) According to third party assessment

Forward-looking statements and marketing sizing information are based upon estimates and assumptions that are inherently uncertain, and may differ from current expectations and estimates.

25

Gett Expects to Cover 50%+ of Immediately Addressable Market in Near Term

Immediately Addressable Market in Eight Focus Regions[1] of $26B

US Expansion Strategy

- On-demand taxi and black car providers onboarded
- Onboarding over 80 traditional B2B fleets for national coverage
- Upselling existing global customers for service in the US



$17.8B
$2.6B
$1.6B
$1.0B
$0.5B
$0.8B
$1.7B
$0.4B

- Gett's current presence
- Launch in 2H 2021
- Launch in 1H 2022
- $B Corporate ground transportation market size in the country[1]

Source: Company data; third-party data
Note:
(1) Excluding B2B car rental and leasing

26

Multiple Avenues for Growth


1
Expand geographical footprint
2
Upsell to existing clients
3
Attract new clients
4
Continue transition to partner fleet model

27

~$500M of Direct Gross Profit(1)(2) Upside Potential from Just Existing Clients

Opportunity to Increase Direct Gross Profit from Our Existing Enterprise Clients Portfolio by ~10x Through Extension of Supply and Geographical Coverage


3rd party fleets
Proprietary fleet
~$500M
Broadening supply coverage
~10x
upside
Extending geographical footprint
Existing 3 markets(3)
Additional 5 focus markets(4)
Current position
Potential

28

Notes: (1) Includes mark-up charged from enterprises on top of driver fare and take rate from driver fare; (2) Direct Gross Profit is a non-IFRS metric; (3) UK, Russia and Israel; (4) US, Spain, France, Germany and Italy

Market Reality – Actual Corporate Spend Goes Across 4 Supply Layers and a Typical Large Enterprise Uses 20-60 Fleet Vendors Globally

Chauffeur

Luxury travel for up to 7 passengers. Most exclusive luxury travel service type, including VIP meet & greet service at airports

A global enterprise usually uses **3-10** fleets in this segment[(1)]

Black Car

Traditional corporate fleets, typically offering a range of services in the standard and executive categories

A global enterprise usually uses **10-30** fleets in this segment[(1)]



Chauffeur
Taxi
Ride-Hailing
Black Car
Gett.

Segment size on the circle corresponds to share of supply layer in global corporate ground transportation spend in 2019

Taxi

Regulated taxi with professional drivers, adhering to predefined local taxi standards and pricing

A global enterprise usually uses **5-15** fleets in this segment[(1)]

Ride-Hailing

Transportation networks, typically providing a range of private hire vehicle services, usually several players per market

A global enterprise usually uses **5-7** fleets in this segment[(1)]

Fact: A Large Enterprise Operating in 10 Countries Uses 20-60 Vendors across Different Supply Layers in Total

Source: Company data, company and third party estimates
Note: (1) # of vendors for a company operating in 10 countries

30

Third Party Supply Already Accounts for ~40% of B2B Rides and Is Expected to Reach 75% by the End of 2022

Share of Rides Performed by Partner Fleets (%)



80%
60%
40%
20%
0%
75%+
Q1
Q2
Q3
Q4
2017A
2018A
2019A
2020A
2021A
End of 2022E
Development of aggregation technology platform
Development of spend management technology platform
Platform rollout

75%+
by the end of 2022E[(1)]

40%
in Q3 2021

31

Source: Company data
Note: (1) Company estimate

End-to-End Enterprise Marketplace Software Platform for Managing Ground Transportation

User Management
- Employee and vendor management
- Quick and convenient corporate riders onboarding
- Integration with corporate provisioning systems

Spend Management
- Multiple tools to deliver up to 49% savings on corporate ground transportation
- Travel policy enforcement
- Detailed reporting per employee and per ride
- Data analytics

Finance Back-office
- Billing, invoicing and payments
- VAT compliance
- HR and payroll systems integrations

Booking Tools
- Seamless integration between web and corporate rider app
- Travel booking for employees or guests
- 24/7 support

Fleet Back-office Management
- Billing and payments
- Reporting and data analytics
- Monitoring and performance



Reports
1023
£35,805
£2,455



Overview
51 879 £
1 398
1 005 £
Detailed report on Spendings



Where to?

33

Differentiated Corporate Ground Transportation Management Solution

		Platform (In-depth integration, on-demand and pre-book tools, scale)	Savings and Compliance (Suite of tools to deliver savings and compliance)	User Experience (On par or better than ride-hailing or fleet apps and w eb)	Global Reach (Globally consistent, supports international billing, invoicing and tax/VAT compliance)
GTM	Gett.	Strength 1.7k fleets Taxi, Ride-hail, PHV, Chauffeur & Limo Supply agnostic	Strength Up to 49% savings on entire GT spend Duty of care Multinational/enterprise focus Various payment methods	Strength Rider-centered products since 2010 24/7 Enterprise Service-Level Agreement ("SLA")	Strength Free to work with any vendor globally
Single-vendor	Ride-hailers	Strategic trade-off Single-vendor Ride-hail only Competes with other vendors	Less developed Largely unmanaged GT spend Duty of care issues SME focus, single-vendor analytics Limited payment methods	Strength Core strength Consumer/SME SLA	Strategic trade-off National or regional Limited alliances Competition issues

Strength | Less dev eloped | Strategic trade-of f

34

Seamless Integration into Enterprise Software Ecosystem

Supports integrations with global leading HR information and single sign-on systems

Enables a variety of reporting and analytics solutions from SaaS to on-premises



Enterprise Application Ecosystem
Gett Platform
Gett.
User management
Booking
Spend management
Finance back-office
Onboarding
Provisioning(3)
Policy & administration
Anti-fraud(2)
Reporting and Analytics
Invoicing(1)
Expensing(4)
Rides API(3)
Employee portal (in-house and external)
SaaS expense systems
ERPs
BI, Analytics and visualization(1)
Scheduled & ad-hoc reporting
Early warning system
Azure
okta
Active Directory
workday
SAP SuccessFactors
bambooHR
ORACLE
SQL Server
tableau
SAP
Power BI
SAP Business One
Microsoft Dynamics
ORACLE ERP
CUSTOM SOLUTIONS
way2go
moovex
CWT
FCm TRAVEL SOLUTIONS
BCD
EGENCIA
coupa
Captio
rydoo
certify
DB

Seamless integrations with in-house and external booking tools

Removes manual hassle via integrations with expense management and enterprise resource planning systems

Notes:
(1) SFTP and file-based
(2) Gett back-end
(3) API in place and Way2Go, Moovex integrations active. Other providers to be added based on customer demand
(4) API in place and Concur integration active. Other providers to be added based on customer demand

35

Source: Company data, third party consultant, Euromonitor International Ltd. (Travel 2021 Edition, numbers extracted in September 2021), Market Research Notes: (1) GMV is a non - IFRS metric; (2) Numbers shown include opportunistic efforts; (3) Includes mark - up charged from enterprises on top of driver fare and take rate from driver fare; Direct Gross Profit is a non - IFRS metric; (4) As of 2Q 2021. Based on comparison of quarterly GMV generated by enterprise clients that were active in a given quarter and respective quarter 12 months ago; (5) Including B2B passenger car rental and leasing; (6) Assuming existing clients will use Gett services in the near - term focus markets; (7) Reference page 29 for more details; (8) Numbers shown are organic (excludes opportunistic efforts) G l o b a l c o r p o r at e g r o und transportation spend (5) $ 1 00 B + Consolidated Segmental EBITDA (before RnD and corporate overheads) 2022E Direct Gross Profit (2)(3) $ 1 2 1 M C o m p a n y E B I T D A b e f o re pu b li c C o m p a n y c o s t s Dollar expansion rate (4) 114% $ 656 M 2022E GMV (1)(2) 37 2022E Revenue (2) $ 33 5 M CAGR in 2021E - 2023E Direct Gross Profit (3)(8) 44% Direct Gross Profit (3) upside potential from just existing customers (6) (7) ~ $ 5 00 M Financial Highlights Enormous market sizing and growth potential for tens of years ahead Positive Segmental E B I T D A s in c e 202 0 T o t a l C o m p a ny EB I T D A E x p e c t e d t o B e P o s i t iv e for Entire 2023

Gett's Business Model has Proven Resilient
Outperforming Comparable Markets in Continued Travel in 2020

Travel Decline from 2019 to 2020[1]



Gett.
B2B Direct Gross Profit(2)
Corporate Ground
Car Rental
Ride Hail
(10%)
(63%)
(42%)
(39%)

Gett's Business Proved Resilient Despite Covid-19's Widespread Impact on Activity and TAM

B2B Segment is Well-Positioned to Experience Meaningful Uplift as the Market Recovers to Pre-Covid Levels

Source: Company data, third-party data, Capital IQ as of 5/4/2021.
Note: Ride Hail companies consist of Uber and Lyft. Car rental companies consist of Avis, Europcar, and Hertz. (1) Represents change of GMV from 2019 to 2020 for Corporate Ground, Car Rental and Ride Hail markets and change of B2B Direct Gross Profit (take rate) from 2019 to 2020 for Gett.
(2) Direct Gross Profit is a non-IFRS metric.

38

Gett Operates a Differentiated Business Model with Potential for High Profitability

Illustrative Unit Economics

Shift To A Partner Fleet Model From 2017 ▶▶▶

Traditional Ride-Hailing Fleet Uber, Lyft, Ola, Didi (% of driver fare)		**B2B Marketplace Single Vendor** **Legacy Gett** (% of driver fare)		**B2B Marketplace + Spend Management** **Go-Forward Gett** (% of driver fare)	
		115%	Total client fare	115%	Total client fare
		15%	Corporate mark-up	15%	Spend management yield
100%	Client = Driver fare	100%	Driver fare	100%	Driver fare
20%	Take-rate from driver fare (excl. driver's insurance cost)	15%	Direct gross profit from driver fare	0-3%	Direct gross profit from fleet partners
20%	**Take-rate**	**30%**	**Direct Gross Profit**	**15-18%**	**Direct Gross Profit**
10-15%	Marketplace cost (subsidies, DAC)	5-10%	Marketplace cost (subsidies, DAC)	0%	Marketplace cost (subsidies, DAC)
0%	Sales team	5%	Sales team	4%	Sales and account management
10%	OPEX and G&A	10%	OPEX and G&A	5%	OPEX and G&A
(5)-0%	**EBITDA[(1)]**	**5-10%**	**EBITDA[(1)]**	**6-9%**	**EBITDA[(1)]**
(25%) EBITDA Margin[(1)] (% of Direct Gross Profit[(1)])		**17%** EBITDA Margin[(1)] (% of Direct Gross Profit[(1)])		**40%+** EBITDA Margin[(1)] (% of Direct Gross Profit[(1)])	

Continued transition to partner fleet model is capital light and reduces operational complexity, supporting high marginality business

75%+
of 3rd party B2B rides by the end of 2022E

40%
of 3rd party B2B rides in Q3 2021

Note: Company financials. Figures are illustrative and reflect Management's view of long-term / steady state KPIs. (1) Direct Gross Profit, EBITDA and EBITDA Margin are non-IFRS metrics.

39

- 1 2% 1 5% 1 2% 58% 5 7% 6 4% 7 0% 1 7A 1 8 A 1 9 A 20 A 2 1 E 22 E 2 3 E - $8 $ 1 3 $ 1 1 $4 4 $ 4 9 $ 73 $ 1 0 6 1 7A 1 8 A 1 9 A 20 A 2 1 E 22 E 2 3 E $6 7 $ 3 7 $ 1 4 $ 1 1 - $2 6 - $ 3 4 - $5 1 - 7 5% - 40% - 28% 1 4% 1 7% 33% 44% - 1 4 8% - 1 06% - 7 3% - 3 2% - 3 5% - 1 9% 2% - $ 1 0 0 - $8 9 - $6 8 - $2 5 - $ 3 0 - $2 1 Total Company EBITDA Total Company Adjusted EBITDA Before Public Company Costs (% of Direct Gross Profit) (2)(3) $M Expanding Contribution Profit Contribution Margin (% of Direct Gross Profit) (1)(2)(3) Positive Segmental EBITDA Since 2020 Total Company EBITDA Expected to Be Positive for Entire 2023 Consolidated Segmental EBITDA Segmental EBITDA (% of Direct Gross Profit) (2)(3) Source: Company financials. Note: Numbers excluding percentages are in millions. (1) Proxy for gross profit, but may be overstated. (2) Direct Gross Profit, Contribution Profit, Segmental EBITDA and Adjusted EBITDA Before Public Company C osts are non - IFRS metrics. (3) 2017 and 2018 not subject to PCAOB audit; 2019 and 2020 4 0 P C A O B a u d i t e d ; 2 0 2 1 t o 2 0 2 3 Co m p a n y p r o j e c t i on s . $3 $10M, $8M and $8M public company costs a r e e x p e c t e d i n 2021 E , 2022 E an d 2023 E , respectively, on top of the numbers shown i n t h e c h a r t 17A 18A 19A 20A 21E 22E 23E $M $M

56% 5 7% 55% 60 % Q1 Q2 Q 3 E Q 4 E $10.3M $ 11 . 8 M $14.5M 1 0% 1 7% 1 6% 24 % Improving Contribution Profit Contribution Margin (% of Direct Gross Profit) (1)(2)(3) Strong Growth Along 2021, 3x Gain in EBITDA on the Segmental Level Significant Growth in Segmental EBITDA through 2021 Segmental EBITDA (% of Direct Gross Profit) (2)(3)(4) Source: Company financials. Note: Numbers excluding percentages are in millions. (1) Proxy for gross profit, but may be overstated. (2) Direct Gross Profit, Contribution Profit, Segmental EBITDA and Adjusted EBITDA Before Public Company C osts are non - IFRS metrics. (3) 2017 and 2018 not subject to PCAOB audit; 2019 and 2020 41 PCAOB audited; 2021 to 2023 Company projections. (4) We have applied IFRS 16 following our PCAOB audit and to aid comparability the $1.3m of capitalized lease charges isspread evenly through 2021. 202 1 Q1 Q2 Q 3 E Q 4 E $ 1 . 8 M $ 3 . 4 M $5 . 8 M 202 1 $ 1 2 . 0 M $ 3 . 5 M

2018 2019 2020 2021E 2022E 2023E Long - Term T a r g e t M o d e l Contribution Margin (1) 15% 12% 58% 57% 64% 70% ~75% Segmental EBITDA Margin (1)(2) (40%) (28%) 14% 17% 33% 44% ~55% Total Company EBITDA (1)(2) (106%) (73%) (32%) (35%) (19%) 2% ~30% Long - Term Margin Progression Excluding Impact of Opportunistic Efforts Such as M&A, New Product Initiatives and Others Notes: (1) Contribution Margin, Segmental EBITDA Margin and Total Company Adjusted EBITDA Before Public Company Costs Margin are non - IFRS metrics. (2) As % of Direct Gross Profit 42

Gett Is at the Intersection Between High Growth Marketplace Category Leaders and Transaction Software Companies

High Growth Marketplaces

- Aggregation of fragmented sources of supply & demand
- Network effect businesses
- Transaction-based pricing model
- B2C end customers
- Models driven by consumer acquisition spend


allegro
Etsy
fiverr
mercado libre
theTradeDesk
upwork
Gett.
Avalara
bill.com
coupa
billtrust
olo

Transactional Software

- Focus on enterprise spend management
- Transactional & Vertical business models
- Enterprise end customer (B2B & B2B2C models)

44

44% 25% 25% 2 0% 23% 24% 2 7% 29% 36% 2 5% 1 9% 22% 2 5% 29% 54 % There Is Significant Upside in Trading Multiples Against Our Peers, While Our Growth Outlook Is Materially Stronger 2021E – 2023E Direct Gross Profit (1) CAGR C o m b i n e d Median EV / Direct Gross Profit (1) High Growth M a rk e t p la c e s Median T r a n s a c t i o n a l Software Median Notes: Figures reported in PLN and RUB converted to USD at the spot rate as of 11/8/2021. (1) Direct Gross Profit is a non - IFRS metric. (2) Numbers shown include opportunistic efforts (3) Based on post - money Aggregate Value, which accounts for dilution from sponsor promote; (4) Bill.com has been adjusted to reflect the pro forma impact of the recently 45 announced $625M acquisition of Invoice2go. Material upside against peers 1 5 . 0 x 11 . 6x 7 . 6 x 8 . 2 x 1 0 . 2 x 1 3 . 1 x 15.0x 22 . 8x 2 1 . 1 x 1 8 . 7x 2 1 . 1 x 2 1 . 4x 49 . 8x 11 . 8x 9 . 6x 6 . 2x 6 . 1 x 8 . 3x 1 0 . 9x 11 . 8x 1 8 . 0 x 1 6 . 4x 8.5x 7.1x 1 5 . 4 x 1 6 . 6x 1 6 . 4x 33 . 2x Combined Median Source: Capital IQ estimates as of 11/6/2021. High Growth Ma rk e t p la c e s Median T r a n s a c t i o n al Software Median (2) (3) 8 . 6x (3) 5.8x H i g h G r o w t h M ar k e t p l a c e s Transactional Software 202 2 202 3 (4)

There is massive unmanaged corporate spend on procurement and supplier management for which there is Coupa There is $100B+ unmanaged corporate ground transportation spend for which Gett aspires to manage 47

The Corporate GTM Technology Leader

Gett.

1	Large Addressable Market	▪ Extremely Fragmented, $100B+ addressable market with Gett providing unique aggregation capabilities
2	Category Creator with Differentiated Enterprise Grade Product and Cutting Edge Technology	▪ The first enterprise software solution for full aggregation and management of corporate ground transportation spend
3	Unique Combination of a Marketplace and Transactional Software Characteristics	▪ Marketplace model drives flywheel effect of scale and liquidity ▪ Runway to subscription model migration ▪ Scalable, asset-light business model
4	Loyal Blue-Chip Customer Base	▪ Already signed over a quarter of Fortune 500 companies ▪ High customer retention and dollar expansion (114%) driven by up to 49% savings on corporate ground transportation spend
5	Highly Attractive Financial Profile with Consistent Track Record of Execution	▪ 44% CAGR Direct Gross Profit(1)(2)(3) in 2021E-23E ▪ Positive Segmental EBITDA since 2020 ▪ Total Company EBITDA Expected to Be Positive for Entire 2023
6	Multiple Avenues for Growth	▪ Expand geographical footprint, upsell to existing clients, attract new clients and continue transition to partner fleet model ▪ $500M Direct Gross Profit upside from just existing customers
7	Experienced Founder-led Management Team and Market-leading HR Metrics	▪ Extensive track-record of scaling hyper-growth businesses with >100 years combined experience in technology and enterprise ▪ Market-leading talent retention and employee satisfaction metrics

48

Notes: (1) Includes mark-up charged from enterprises on top of driver fare and take rate from driver fare; (2) Direct Gross Profit and EBITDA Margin are non-IFRS metrics; (3) Numbers shown are organic (exclude opportunistic efforts)

Dave Waiser
Founder & CEO

- Serial entrepreneur,
  Gett is his 3rd startup. Successfully exited the first two
- 20+ years of CEO experience in hyper-growth startups and public companies in Silicon Valley and Israel
- B2B sales record of $300M in publicly traded software company

Enterprise-level technology and corporate sales expertise is at the core of the Gett team.



Andrew Verbitsky
Deputy CEO

- 20+ years of experience in the travel and technology
- Executive roles in Airbnb, KAYAK/Booking.com and DeliveryHero



Aliaksei Aneichyk
CFO

- 12 years at Credit Suisse leading private placement and pre-IPO group
- Raised $20B in capital for 8 IPOs and 11 private placements



Evan Nacke
General Counsel

- Former Legal Director at Bank of America, Merrill Lynch and VP at Credit Suisse
- Previously with Freshfields



Mandeep Bajwa
Chief of People

- Seasoned professional with 15 years of experience supporting high pace growth companies like WeWork and Cloud Kitchen



Max Krasnykh
COO

- Experienced operations, product and corporate development leader with 15+ years of experience in tech, telecom and media
- Previously served at Intel and PwC



Matteo de Renzi
MD GTM

- Strong operator with 20 years of experience, recently as CEO at BP Pulse
- Unique mix of Goldman Sachs, McKinsey and operational business MD at Pirelli



Mark Oun
CEO Delivery & MD ISR

- 10-year top performer at Gett
- 20 years of experience in executive management and business development roles



Tyson Niemeyer
MD UK

- 5-year top performer at Gett
- Global operations and technology leader with 15+ years of experience, holding senior mgmt roles at Amazon, NCR and T-Mobile



Lena Breen
Global Financial Controller

- 25 years of experience with global advisory firms, corporates and publicly listed businesses in the UK and US



Tal Shtainman
VP Commercial Success

- Former VP Sales at MSFT B2B portfolio in Israel
- 20 years of sales growth, analytics and compliance expertise



Yaki Zakai
CTO

- 15 years of leading software development groups at HP Enterprise and Amazon



Dina Dembo
Chief Information Officer

- IT executive with 15+ years of experience building and leading strategic international transformation projects at Amdocs & Zim



Ovo Gharoro
Chief Data Officer

- Multi-award winning Head of Data with 15 years of experience in both consulting and management at M&G and Deloitte



Dan Hobden
IR/Global FP&A

- 13 years of experience in the finance domain in accountancy and equity research. Joined from Credit Suisse



Duncan Burgess
Internal controls

- Experienced finance professional with 20+ years of experience in senior finance and CFO positions



Runli Guo
CISO

- A strategic leader in cybersecurity with more than 15 years of experience
- Ph.D. in AI



Kalliope Kefallinos
Legal Counsel

- Experienced capital markets counsel who has successfully led IPO and other equity offerings at top law firms both in New York and London

50

Gett Board of Directors

BOARD



Amos Genish
Chairman

- Founder and CEO of GVT, leading it to successful IPO and $9.4B exit in 2014
- Sr. Partner and Head of Digital Banking of BTG Pactual, the largest investment bank in LATAM
- Former CEO of Telecom Italia and Telefônica Brazil
- Serving on multiple, publicly-traded companies' Boards



Dave Waiser
Founder & CEO

- Serial entrepreneur, Gett is his 3rd startup. Successfully exited the first two
- 20+ years of CEO experience in hyper-growth startups and public companies in Silicon Valley and Israel
- B2B sales record of $300M in publicly traded software company



Dan Ariely
INED (joining when listed)

- Professor at Duke University
- One of the world's leading authorities in behavioral economics
- 3-time NY Times best-selling author
- One of the top TED personalities with 15M views



Ruth Sun
INED (joining when listed)

- CEO and Board member of several SaaS companies with successful exits
- 12 years with IBM incubating and scaling new business unit to $1B+ revenue
- Enterprise B2B sales and go to market expert



Per Brilioth
Director, VNV Representative

- CEO and board member of VNV Global
- Experienced Board member from the boards of Babylon, BlablaCar, Voi Technology and Avito among many other high-growth tech companies



Brian Radecki
Director, Rosecliff Representative (joining upon the Business Combination)

- Rapa Therapeutics Founder, CEO and member of the Board of Directors
- 20+ years of experience as a public company CFO (CoStar)
- Chairman of the Board of Rosecliff Acquisition Corp. I

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Life at Gett: Our Culture We Are Positive ● We are kind and optimistic ● We have a can - do attitude ● We are excited to take on big challenges ● We have fun at work and in life We Are Pros ● We are masters of our craft ● We never stop reading and learning ● We ask for honest feedback and act on it ● We are structured and data driven W e G e t t T h i ng s D on e ● We value impact, not effort ● We have a bias for action and take risks ● We care and we are hands - on ● We take ownership, no excuses We Are Ego Free ● We treat everyone with respect ● We share the credit when things go well ● We take responsibility when things go poorly ● We do not tolerate egocentricity 52

Gett has 844 (1) talented people: • 52% of total headcount are women (2) • 44% of management are women (2) Notes: (1) As of week of 10 May 2021. Includes permanent staff, contractors and employees working under fixed term contracts and service agreements; (2) As of July 2021 L i fe at Gett: D i ve r s i ty a n d I n c l u s i o n 53

…And Leads Many Peers in Culture and Employee Satisfaction Culture and Employee Satisfaction Scores (2) S ou r c e : L in k e d I n P r em i u m ( in s i g h t s ) Notes: (1) Based on LinkedIn data taken on September 28, 2021; (2) Based on Glassdoor data taken on September 28, 2021. Filter: “current employees only”. Gett Has Top Talent Retention… M e d i a n T e nu r e (1) 4.2 T o p 1 0 % w o r l d w i d e a n d T o p 1 % i n IL & U K a m i d t e c h c o m p a ni e s M e d i a n T e n u r e ( Y e a r s ) Number of Employees (k) 13.6 923.0 22.2 14.7 93.9 96.2 9.7 1,051.0 2.7 6.8 89.8 3.6 6.8 866.6 C h a n g e i n Headcount (1) (21%) (4%) 33% (11%) 41% 48% 55% 74% 67% 75% 35% 131% 107% 126% T ot al S c o re C u l t u r e Senior Management CEO Approval N P S Positive B u s i n e s s Outlook 4 . 5 4 . 7 9 1% 4 . 2 4 . 2 96% 8 1% 4 . 5 4 . 3 96% 4 . 5 3 . 9 8 1% 90% 83% 4 . 4 4 . 6 4 . 5 4 . 4 4 . 0 4 . 0 54 9 2% 4 . 1 3 . 5 4 . 3 3 . 9 9 3% 93% 92% 88% 7 9% 7 4% 7 2% 8 5% 7 6% 3 . 2 3 . 5 1 . 5 1 . 3 1 . 3 1 . 3 3 . 3 2 . 3 2 . 2 1 . 8 1 . 8 2 . 9 1 . 8 Best - in - Class HR Metrics with Leading Talent Retention a n d E m p l o y ee S a t i s f ac t i o n 77% 88%

Management I can disagree with my manager without fear of getting in trouble C o mm un i c a t i o n In my team there is open and honest two - way communication Teamwork & Ownership We hold ourselves and our team members accountable for results Al i g n me n t & I nvo l v eme n t I know what I need to do to be successful in my role 90 1 0 0 0 50 1 0 0 0 50 92 1 0 0 0 50 1 0 0 0 50 85 89 G e t t Source: CultureAmp Notes: (1) % of respondents that agree with description; (2) Includes compuer software, information technology and services, internet and financial services industries; (3) Includescomputer software, information technology and services, internet and computer & network security industries F ee db a ck & R e co g n i t io n In my team, the right people are rewarded and recognized 91 93 1 0 0 0 50 78 86 89 78 Score (1) All industries (2) New Tech (3) New Tech Top 10% The Human Capital: How Do We Track Against the Benchmarks 55

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Differentiated Enterprise Grade Product and Cutting Edge Technology

Customer value proposition		Stakeholders
	>25% Fortune 500 Companies	
Seamless Corporate Rider Experience	**Booking Platform**: Web Apps; Mobile Apps; Expensing and Booking Tools; Customer Support	**Corporate Riders**
Reduction of Spend by Up to 49%	**B2B Applications**: User Management; Duty of Care; Policy and Administration; Reporting and Analytics; Billing and Invoicing; Security and Compliance	**Enterprise Clients**
Supply Aggregation and Global Reach	**Connectivity Hub**: Contracting; Vetting; Dynamic Matching; Integrations; Payments; Fleet Back Office	**Partner Fleets**
	1,700+ Partner Fleets	

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Differentiated Corporate Ground Transportation Management Category Creator

	GTM Gett.	Single-Vendor, Ride-Hailer	Single-Vendor, Corporate Fleet	Aggregators	TMCs[1]	Ride TMCs[1]
Platform (In-depth integration, on-demand and pre-book tools, scale)	1.7k fleets All GT supply layers Supply agnostic	Single-vendor Ride-hail only Competes with other vendors	Competes with other vendors	Core strength	Conflict of interest: compete with suppliers	Focused only on pre-booked rides
Savings and Compliance (Suite of tools to deliver savings on GT spend and compliance)	Up to 49% savings Duty of care Multinational/enterprise focus Various payment methods	Largely unmanaged GT spend Duty of care issues SME focus, single-vendor analytics Limited payment methods	Limited tech expertise	Focus on supply	Requires domain knowledge	Requires domain knowledge
Rider Experience (On par or better than ride-hailing or fleets apps and web)	Rider-centered products 24/7 Enterprise SLA	Core strength Consumer/SME SLA	Limited UX expertise	Conflict of interest with demand-side	Lack of rider UX expertise	Limited tech, UX and ride-hailing expertise
Global Reach (Globally consistent, supports international billing, invoicing and tax/VAT compliance)	Work with any vendor globally	National or regional Limited alliances Competition issues	Single-city/region focus Inefficiencies of scale	Bare minimum. Suited for B2C	Core strength	Core strength

Strength · Less developed · Strategic trade-off

Note:
(1). Transportation management companies

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W e A i m t o E n a b l e O u r E n t er p ri s e C li e n t s t o C u t u p t o 6 0 - 7 5 % o f T h e i r E m i ss i on s (1) b y 2 0 2 5 , W i t h t h e G o a l t o b e N et Ze r o b y 2 0 3 0 ( o r B e f o r e) Travelled Miles Reduction 60 - 75% Lower Emissions by 2025 Preferred EV Option and Specific Emission Reporting Fleet Conversion to Electric Vehicles (EV) 25 - 30% reduction 15 - 20% reduction 20 - 25% reduction Notes: (1) The percentage reduction in emissions shown on this slide are based on management estimates

Primary Transaction with Substantial Flexibility on the Size of Total Raise

Share capital before business combination is locked up for 1 year, supported by additional investment from existing shareholders

1	**Funding until Q123** (primary)	$65M
2	**Additional Cash on Balance Sheet** (primary)	$25M
3	**Transaction fees** (primary)	$35M
4	**Buyback to cover transaction-driven tax liability for ESOP holders** (primary)	$12M
		Minimum: $137M[1]
	+	
5	**General corporate purposes & customer books acquisition** (primary)	$15M
6	**Repayment of existing credit facilities bearing 11% interest** (primary)	$155M
		Optimal: $307M

Note: (1) Actual cash will depend on redemptions and any additional PIPE commitments. Gett reserves the right to waive any minimum cash condition.

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Source: Company financials Note: Presented figures are based on historical financial data which is subject to ongoing PCAOB audit 62 Non - IFRS Measures Reconciliations Revenue to Direct Gross Profit Reconciliation In $ millions 2019 2020 Group Revenue 172.7 165.2 Less Discontinued Revenue (5.1) (3.2) Continuing Revenue 167.6 162.0 Direct Cost of Service (124.0) (106.0) Direct Gross Profit Charge 16.1 15.7 Deliverable Incentives, Buy/Sell and Other 33.2 4.6 Direct Gross Profit (Management Report) 92.9 76.2

Source: Company financials Note: Presented figures are based on historical financial data which is subject to ongoing PCAOB audit 63 Non - IFRS Measures Reconciliations (cont’d) Operating Loss to Managerial EBITDA Reconciliation In $ millions 2019 2020 Operating Loss (GAAP) (84.0) (47.1) Depreciation, Amortisation and Impairment Write - off 5.6 7.2 ESOP 5.7 9.1 One - off Charges 4.2 4.0 IFRS 16 Impact 2.4 2.5 Other (1.7) (0.2) Managerial EBITDA (67.8) (24.6)

Source: Company financials Note: Presented figures are based on historical financial data which is subject to ongoing PCAOB audit 64 Non - IFRS Measures Reconciliations (cont’d) Direct Gross Profit to Total EBITDA Reconciliation In $ millions 2019 2020 Direct Gross Profit 92.9 76.2 Service Charges (41.1) (10.3) CC Processing Fees (5.6) (3.6) Sales & Marketing (33.5) (17.6) Doubtful Debts (2.0) (0.9) Contribution Margin 10.7 43.8 Opex (20.7) (17.7) G&A (15.9) (15.3) Segmental EBITDA (25.8) 10.8 R&D Costs (27.2) (23.0) Central Costs (14.9) (12.0) Total EBITDA (Company EBITDA) (67.8) (24.6)

Source: Company information 65 Gett Non - GAAP Definitions Term Definition Gross Margin Value (GMV) The total customer fare charged for a trip Revenue (GAAP Measure) B2B segment: 100% of GMV recorded as revenues due to Gett acting as principal in our interaction with B2B clients B2C segment: Gett identifies the individual drivers as its customers for which it acts as an agent under IFRS 15. Gett recognizes revenue on a net basis, being the gross revenue generated from use of the Gett platform and related activities, less all amounts owing to the driver Direct Gross Profit Direct Gross Profit is the sum of commissions collected from drivers and positive difference between customer fare and driver fare (positive buy - sell). Direct Gross Profit is often expressed as a percentage of GMV as a KPI Contribution Margin Calculated after deducting from Direct Gross Profit marketplace reliability, credit card processing fees, sales & marketing costs, and doubtful debts Segmental EBITDA Calculated after deducting from Contribution Margin operating expenses and general and administrative costs Total EBITDA (Company EBITDA) Calculated after deducting from Segmental EBITDA research and development costs and companywide central costs

Risk Factors

- **Risks Related to Our Business, Platforms, Operations and Industry**
  - The COVID-19 pandemic has disrupted and harmed, and is expected to continue to disrupt and harm, our business, financial condition and operating results. We are unable to predict what the trajectory of recovery will look like and the extent to which the aftermath of the COVID-19 pandemic and related effects will continue to adversely impact our business, financial condition, operating results and the achievement of our strategic objectives.
  - Our rapidly changing industry, evolving business model and limited operating history make it difficult to evaluate our future prospects and the risks and challenges we may encounter, and our strategy to focus on providing enterprises with a global software platform for ground transportation management may fail.
  - Our offerings are reliant upon having an adequate number of suppliers of ground transportation on our platforms. The loss of existing, or inability to attract new, suppliers to our GTM platform and other offerings could reduce the attractiveness of our offerings to potential or current customers and have an adverse impact on our operating results and financial position. In addition, any inability on the part of our suppliers to adequately perform their services could harm our offerings.
  - If we are unable to increase and retain sales among new and existing B2B customers, while also attracting and retaining B2C customers, the growth of our revenues will be adversely affected.
  - Our business is susceptible to declines or disruptions in B2B and B2C demand for ground transportation resulting from external factors beyond our control, including those due to economic downturns, natural disasters or outbreaks of disease, as well as changes in consumer trends, preferences and other factors impacting the wider ground transportation industry.
  - Our metrics and estimates, including market opportunity estimates and growth forecasts, are subject to inherent challenges in measurement and significant uncertainty, and real or perceived inaccuracies in those metrics and estimates may harm our reputation and negatively affect our business.
  - We generate a significant percentage of our total sales from certain key customers in our B2B business, and the loss of one or more of our key customers could negatively affect our business and operating results. In addition, larger or more sophisticated B2B customers often have greater or more customized demands, which generally require significant upfront investment and ongoing maintenance.
  - Failure to effectively establish and manage the pricing models and strategies of our offerings could adversely affect our ability to attract or retain B2B and B2C customers and suppliers, and this could adversely affect our financial performance.
  - We have a history of net losses and expect to incur additional expenses as we expand our GTM platform to new markets, and we may not be able to achieve or maintain profitability in the future.
  - The ground transportation and delivery industries are highly competitive, with well-established and low-cost alternatives that are readily available, low barriers to entry, low switching costs and well-capitalized competitors in nearly every major geographic region. If we are unable to compete effectively in these industries, our business and financial prospects would be adversely affected.
  - We may require additional capital, which may not be available on terms acceptable to us or at all.
  - Servicing our current and future debt may require a significant amount of cash, and we may not have sufficient cash flow from operations to pay our indebtedness. Our payment obligations under such indebtedness may limit the funds available to us, and the terms of our debt agreements may restrict our flexibility in operating our business or otherwise adversely affect our operating results.

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Risk Factors (cont'd)

- **Risks Related to Our Business, Platforms, Operations and Industry (cont'd)**
  - If we fail to integrate our platforms with a variety of third-party technologies, including those of our customers and suppliers, our platforms may become less marketable and less competitive or obsolete, and our operating results may be harmed.
  - If we fail to effectively manage our growth, our business, financial condition and operating results could be adversely affected.
  - If we are not able to provide successful and timely enhancements, new features and modifications for our offerings, we may lose existing B2B and B2C customers and suppliers or fail to attract new B2B and B2C customers and suppliers, and our revenues and financial performance may suffer.
  - Any failure to offer high-quality user support and training services, or a market perception that we do not maintain high-quality user support and training services, may harm our customer and supplier relationships, and our reputation and brand, adversely impacting our business, financial condition and operating results.
  - We may face difficulties as we expand our operations into markets in which we have no prior operating experience.
  - Our business is heavily dependent upon our operations in Israel, Russia and the UK, and any disruption to those operations, including as a result of political, economic or social conditions in those countries, would adversely affect us.
  - Our marketing efforts to help grow our business may not be effective.
  - Our operating results may vary and be unpredictable from period-to-period, which could cause the trading price of our ordinary shares to decline.
  - If we are unable to successfully identify or execute suitable acquisition opportunities or other strategic transactions, our operating results and prospects could be harmed, and any businesses or other assets we acquire or invest in may not perform as expected or be effectively integrated.
  - Our delivery business may not be successful.
  - We depend on our key personnel and other highly skilled personnel, and if we fail to attract, retain, motivate or integrate our personnel, our business, financial condition and operating results could be adversely affected.
  - Our business is subject to the risks of earthquakes, fire, floods and other natural catastrophic events, and to interruption by man-made problems such as power disruptions, computer viruses, data security breaches or terrorism.
  - We are exposed to fluctuations in currency exchange rates.
  - We rely substantially on third-party insurance policies in each country in which we operate. If our insurance coverage is insufficient for the needs of our business or our insurance providers are unable to meet their obligations, we may not be able to mitigate the risks facing our business, which could adversely affect our business, financial condition and operating results.
  - If we cannot maintain our company culture as we grow, we could lose the innovation, teamwork, passion and focus on execution that we believe contribute to our success, and our business may be harmed.
  - We rely on third parties maintaining open marketplaces to distribute our offerings and to provide the software we use in certain of our platforms. If such third parties interfere with the distribution of our offerings or with our use of such software, our business would be adversely affected.
  - We rely on third parties for elements of the payment processing infrastructure underlying our offerings. If these third-party elements become unavailable or unavailable on favorable terms, our business could be adversely affected.

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Risk Factors (cont'd)

- **Risks Related to Information Technology, Intellectual Property, Data Privacy and Cybersecurity**
  - We primarily rely on Amazon Web Services to host our offerings and support our operations, and any disruption of or interference with our use of Amazon Web Services could adversely affect our business, financial condition and operating results.
  - Defects, errors or vulnerabilities in our applications, backend systems or other technology systems and those of third-party technology providers could harm our reputation and brand and adversely impact our business, financial condition and operating results.
  - Systems failures and resulting interruptions in the availability of our website, applications, platforms or offerings could adversely affect our business, financial condition and operating results.
  - If there are security or privacy breaches or other unauthorized or improper access to, use of, disclosure of, alteration of or destruction of our proprietary or confidential data, or the personal data of our customers, suppliers or other persons, we may face loss of revenue, harm to our brand, business disruption and significant liabilities.
  - Cyberattacks, computer malware, viruses, spamming and phishing attacks could harm our reputation, business and operating results.
  - Our success depends, in part, on our ability to access, collect and use personal data about our customers, suppliers and other persons, and to comply with applicable data privacy laws.
  - The varying and rapidly-evolving regulatory framework on privacy and data protection across jurisdictions could result in claims, changes to our business practices, monetary penalties, increased cost of operations or declines in customer growth or engagement, or otherwise harm our business.
  - We employ third-party licensed software for use in or with our offerings, and the inability to maintain these licenses or errors in the software we license could result in increased costs, or reduced service levels, which could adversely affect our business.
  - Our success depends, in part, on the integrity of third-party systems and infrastructures and on continued and unimpeded access to our offerings on the internet.
  - Our offerings contain third-party open source software components, and failure to comply with the terms of the underlying open source software licenses could restrict our ability to provide or distribute our offerings.
  - If we are unable to protect our intellectual property, or if third parties are successful in claiming that we are misappropriating the intellectual property of others, we may incur significant expense and our business may be adversely affected.
  - We may not be able to protect and enforce our trademarks and trade names or build name recognition in our markets of interest, thereby harming our competitive position.
  - If we are unable to protect the confidentiality of our trade secrets, the value of our technology could be materially adversely affected and our business could be harmed.
  - Loss or material modification of our credit card acceptance privileges could have an adverse effect on our business and operating results.

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Risk Factors (cont’d)

- **Risks Related to Litigation, Laws and Regulation and Governmental Matters**
  - Our business is subject to a wide range of laws and regulations, many of which are continuously evolving, and failure to comply with such laws and regulations could harm our business, financial condition and operating results.
  - We are regularly subject to claims, lawsuits, government investigations and other proceedings that may adversely affect our business, financial condition and operating results.
  - Claims relating to injuries sustained by customers, drivers or other third parties in connection with our offerings could adversely affect our business, financial condition and operating results.
  - Failure to prevent and manage fraud effectively could harm our business.
  - Illegal, improper or otherwise inappropriate activity of our customers or suppliers, whether or not occurring while utilizing our platforms, could expose us to liability and harm our business, brand, financial condition and operating results.

- **Risks Related to Being a Public Company**
  - Operating as a public company will require us to incur substantial costs and requires substantial management attention. In addition, certain members of our management team have limited or no experience managing a public company.
  - We could determine we have material weaknesses in our internal controls over financial reporting. If our internal control over financial reporting is not effective, our past or future financial statements may not be accurate. As a public company, we will be required to implement and maintain an effective system of disclosure controls and internal controls over financial reporting. Any failure to maintain an effective system of disclosure controls and internal controls over financial reporting could impact our ability to produce timely and accurate financial statements, meet our reporting obligations and prevent fraud which may adversely affect investor confidence in our company and the market price of our shares.
  - We are a foreign private issuer and, as a result, we are not subject to U.S. proxy rules and are subject to Exchange Act reporting obligations that, to some extent, are more lenient and less frequent than those of a U.S. domestic public company.
  - We may lose our foreign private issuer status in the future, which could result in significant additional costs and expenses.
  - As we are a “foreign private issuer” and intend to follow certain home country corporate governance practices, our shareholders may not have the same protections afforded to shareholders of companies that are subject to all Nasdaq corporate governance requirements.

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Risk Factors (cont'd)

- **Risks Related to Tax and Accounting**
  - We are a multinational organization faced with increasingly complex tax issues in many jurisdictions, and we could be obligated to pay additional taxes in various jurisdictions.
  - Taxing authorities may successfully assert that we should have collected or in the future should collect sales and use, gross receipts, value added or similar taxes and may successfully impose additional obligations on us, and any such assessments or obligations could adversely affect our business, financial condition and operating results.
  - Our reported financial results may be adversely affected by changes in accounting principles.
  - Our ability to use our net operating loss carry forwards and certain other tax attributes may be limited.
  - If we were classified as a passive foreign investment company for U.S. federal income tax purposes for any taxable year, U.S. Holders of our ordinary shares or our warrants could be subject to adverse U.S. federal income tax consequences.
  - If a United States person is treated as owning at least 10% of our ordinary shares, such holder may be subject to adverse U.S. federal income tax consequences because we or our non-U.S. subsidiaries may be characterized as "controlled foreign corporations" ("CFCs"), under Section 957(a) of the Code.
- **Risks Related to Our Ordinary Shares**
  - Following the completion of the business combination, the price of our ordinary shares could decline if securities analysts do not publish research or if securities analysts or other third parties publish inaccurate or unfavorable research about us.
  - Following the completion of the business combination, future sales of our ordinary shares, or the perception that such sales may occur, could depress the price of our ordinary shares.
- **Risks Related to Our Incorporation in the Cayman Islands**
  - Our shareholders may face difficulties in protecting their interests because we will be a Cayman Islands exempted company.
  - United States civil liabilities and certain judgments obtained against us by our shareholders may not be enforceable.
  - We will be a Cayman Islands exempted company with limited liability. The rights of our shareholders, including with respect to fiduciary duties and corporate opportunities, may be different from the rights of shareholders governed by the laws of U.S. jurisdictions.
  - The Cayman Islands Economic Substance Acts may affect our operations.

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